J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

(Cash Management, Direct, Eagle Class, Investor and Service Shares)

JPMorgan Tax Free Money Market Fund

(Eagle Class Shares)

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

(Service Shares)

Supplement dated November 21, 2016

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2016, as supplemented

NOTICE OF LIQUIDATION OF THE CASH MANAGEMENT SHARES OF THE JPMORGAN PRIME MONEY MARKET FUND

The Board of Trustees of the JPMorgan Prime Money Market Fund (the “Prime Money Market Fund”) has approved the liquidation and redemption of the Cash Management Shares of the Prime Money Market Fund (the “Liquidating Class”) on or about December 21, 2016 (the “Liquidation Date”). On the Liquidation Date, the Prime Money Market Fund shall distribute to its Cash Management Shares shareholders of record, an amount equal to the net asset value of that class as calculated on the Liquidation Date. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

For taxable shareholders of the Liquidating Class, the redemption of shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or a loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption.

NOTICE OF SHARE CLASSES NO LONGER AVAILABLE FOR PURCHASE

In addition, effective immediately, no purchases of Cash Management, Direct, Eagle Class, Investor and Service Shares of the JPMorgan Prime Money Market Fund; Eagle Class Shares of the JPMorgan Tax Free Money Market Fund; and Service Shares of the JPMorgan Liquid Assets Money Market Fund will be accepted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MM-LIQ-1116